UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 12, 1999



                    PEOPLES BANK CORPORATION OF INDIANAPOLIS
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)

                  0-231134                                 35-1681096
         (Commission File Number)            (IRS Employer Identification No.)


         130 East Market Street
         Indianapolis, Indiana                           46204
(Address of principal executive offices)              (Zip Code)



        Registrants telephone number, including area code: (317) 237-8059

Item 5.           Other Events.

         (a) Peoples Bank Corporation of Indianapolis, an Indiana corporation ("Peoples Bank Corporation"), and FifthThird Bancorp, an Ohio corporation ("Fifth Third"), have entered into an Affiliation Agreement, dated as of July 12, 1999 (the "Affiliation Agreement"), which provides for the merger (the "Merger") of (i) Peoples Bank Corporation with and into Fifth Third, with Fifth Third as the surviving corporation, and (ii) Peoples Bank & Trust Company, an Indiana banking corporation and wholly owned subsidiary of Peoples Bank Corporation (the "Bank Subsidiary"), with and into Fifth Third Bank, Indiana, an Indiana banking corporation and a wholly owned subsidiary of Fifth Third, with Fifth Third Bank, Indiana as the surviving corporation. The Merger is subject to, among other customary conditions, the requisite approval of the shareholders of Peoples Bank Corporation and various regulatory approvals.

         Pursuant to the Affiliation Agreement, each outstanding Peoples Bank Corporation Voting Common Share and each outstanding Peoples Bank Corporation Nonvoting Common Share would be converted into 1.09 shares of Fifth Third common stock.

         The Merger is expected to be accounted for as a "pooling of interests" and to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

         The foregoing description of the Affiliation Agreement is qualified in its entirety by reference to the Affiliation Agreement, which is attached as
Exhibit 2 hereto and is incorporated herein by reference.

(b) Pursuant to General Instruction F to Form 8-K, the press release, issued July 12, 1999, announcing the execution of the Affiliation Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.          Financial Statements and Exhibits.

     (c)         Exhibits to be furnished in accordance with the provisions of
                 Item 601 of Regulation S-K.

     Exhibit 2 Affiliation Agreement dated as of July 12, 1999 by and between Fifth Third Bancorp and Peoples Bank Corporation of Indianapolis

     Exhibit 99.1 Press Release issued by Peoples Bank Corporation of Indianapolis and Fifth Third Bancorp dated July 12, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Peoples Bank Corporation of Indianapolis


Dated: July 12, 1999                    /s/ William E. McWhirter
                                        ----------------------------------
                                        William E. McWhirter, Chairman and
                                        Chief Executive Officer



                                  EXHIBIT INDEX

Exhibit Number              Description

          2 Affiliation Agreement, dated as of July 12, 1999 by and between Fifth Third Bancorp and Peoples Bank Corporation of Indianapolis.

          99.1 Press Release issued by Peoples Bank Corporation of Indianapolis and Fifth Third Bancorp dated July 12, 1999.